UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 6, 2013, NeoGenomics, Inc., a Nevada corporation (the “Company”), held an annual meeting of its stockholders (the “2013 Annual Meeting”). At the 2013 Annual Meeting, a total of 34,085,855 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were present or represented by proxy at the meeting, representing approximately seventy percent (70%) of the outstanding Common Stock as of April 22, 2013, the record date for the 2013 Annual Meeting.

At the 2013 Annual Meeting, five (5) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

(1) Proposal No. 1: The election of Douglas M. VanOort, Steven C. Jones, Michael T. Dent, Kevin C. Johnson, Raymond R. Hipp and William J. Robison for terms until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified. The stockholders elected the six (6) directors by the following votes:

Director	Votes For	Votes Withheld
Douglas M. VanOort	32,028,492	2,057,366
Steven C. Jones	32,006,895	2,078,960
Michael T. Dent	23,007,791	11,078,067
Kevin C. Johnson	33,460,489	625,366
Raymond R. Hipp	32,814,527	1,271,328
William Robison	33,732,630	353 225

(2) Proposal No. 2: The approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, as described in the “Executive and Director Compensation” section and compensation tables and narrative disclosure of the Company’s Proxy Statement. The stockholders approved the non-binding advisory resolution on executive compensation by the following votes:

Votes For	32,586,546
Votes Against	879,374
Abstentions	619,935

(3) Proposal No. 3: The approval of a non-binding resolution regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers which could be held every year, every two (2) years or every three (3) years. The stockholder approved the non-binding advisory resolution regarding the frequency of future votes on executive compensation every three (3) years as follows:

1 Year	14,105,178
2 Years	1,045,732
3 Years	18,652,305

(4) Proposal No. 4: The stockholders approved the amendment and restatement of the Company’s Employee Stock Purchase Plan by the following votes:

For	33,994,699
Against	48,368
Abstentions	42,788

(5) Proposal No. 5: The stockholders approved the amendment and restatements of the Company’s Amended and Restated Equity Incentive Plan by the following votes:

For	30,712,306
Against	2,748,939
Abstentions	624,868

The Company has decided to set the frequency of future advisory votes on the compensation of the Company’s named executive officers at every three (3) years going forward.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ George A. Cardoza
George A. Cardoza
Chief Financial Officer

Date: June 12, 2013